Exhibit 99.1

United States Bankruptcy Court
Southern District of New York
X
In re:	:	Chapter 11
:
K-V Discovery Solutions, Inc. et al.:	:	Case No. 12-13346 (ALG)
:
Debtors.	X	Jointly Administered

Monthly Operating Report for the Period

September 1, 2012 to September 30, 2012

Debtors' Address:	2280 Schuetz Road
St. Louis, Missouri 63146
Telephone: (314) 645-6000

Debtors' Attorneys:	Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 728-8000

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee.  The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States.

I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Thomas S. McHugh	October 15, 2012
Thomas S. McHugh
Chief Financial Officer
K-V Pharmaceutical Company

In re	K-V DISCOVERY SOLUTIONS, INC., et al.	Case No.	12-13346

	Debtors.	Reporting Period:	9/1/12 - 9/30/12

		Federal Tax I.D.#	13-1587982

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x	x
Copies of IRS Form 6123 or payment receipt (See Notes to MOR 4)			x
Copies of tax returns filed during reporting period (See Notes to MOR 4)			x
Summary of Unpaid Post-petition Debts (See Notes to MOR 4)	MOR-4		x
Listing of Aged Accounts Payable (See MOR 7)		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging (See MOR 7)	MOR-5		x
Payments to Insiders and Professionals	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x
Makena® Performance Metrics		x

NOTES TO MONTHLY OPERATING REPORT

This MOR includes activity from the following Debtors:

Debtor	Case Number
K-V Discovery Solutions, Inc.	12-13346
K-V Pharmaceutical Company	12-13347
Ther-Rx Corporation	12-13348
K-V Generic Pharmaceuticals, Inc.	12-13349
Zeratech Technologies USA, Inc.	12-13350
Drug Tech Corporation	12-13351
K-V Solutions USA, Inc.	12-13352
FP1096, Inc.	12-13353

General Notes:

The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with accounting principles generally accepted in the United States ("GAAP").  In addition, the financial statements and supplemental information contained herein represent consolidated information.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors and exclude activity for their non-debtor subsidiaries. This information has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to changes, and these changes could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment. The Debtors are reviewing their books and records and other information on an ongoing basis to determine whether the financial statements should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to the financial statements that form a part of this MOR. The financial statements should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather, a current compilation of the Debtors' books and records. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein.

The unaudited consolidated financial statements contained herein have been prepared on a going concern basis and do not reflect or provide all of the possible consequences of the ongoing chapter 11 cases. Specifically, the unaudited consolidated financial statements do not present the amount which will ultimately be paid to settle liabilities and contingencies which may be required in these cases. As a result of the chapter 11 proceedings, the Debtors may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

Certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

MOR-1:

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS 1

(Dollars in thousands)

Debtor	Case Number	Cash Receipts
Ther-Rx Corporation	12-13348	$4,857
K-V Pharmaceutical Company	12-13347	22
DrugTech Corporation	12-13351	8
K-V Discovery Solutions, Inc	12-13346	0
K-V Generic Pharmaceuticals, Inc	12-13349	0
Zeratech Technologies USA, Inc	12-13350	0
K-V Solutions USA Inc	12-13352	0
FP1096, Inc	12-13353	0
Total Cash Receipts		$4,887

Debtor	Case Number	Cash [2] Disbursements
K-V Pharmaceutical Company	12-13347	$(3,171)
Ther-Rx Corporation	12-13348	(1,195)
K-V Discovery Solutions, Inc	12-13346	0
K-V Generic Pharmaceuticals, Inc	12-13349	0
Zeratech Technologies USA, Inc	12-13350	0
DrugTech Corporation	12-13351	0
K-V Solutions USA Inc	12-13352	0
FP1096, Inc	12-13353	0
Total Cash Disbursements		$(4,366)

Notes

1 – Cash is received and disbursed by the Debtors as described in the Debtors' motion to approve continued use of their cash management system (which motion was granted on an interim basis pursuant to an order entered by the Bankruptcy Court on August 7, 2012 and on a second interim basis pursuant to an order entered by the Bankruptcy Court on September 28, 2012) and is consistent with the Debtors' historical cash management practices.  All amounts listed are the balances reported by the bank as of the end of the reporting period. Copies of bank statements will be provided upon reasonable request in writing to counsel for the Debtors.

2 – Cash disbursements include $181 of outstanding checks.

MOR-1 (CON'T):

BANK RECONCILIATIONS 1, 2, 3, 4, 5, 6

(Dollars in thousands)

Debtor	Case Number	Bank and Account Description	Bank Account No. Ending In		Bank Balance
K-V Pharmaceutical Company	12-13347	Fifth Third Money Market / Investment Account	1225		$21,687
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Operating Account	9158		8,050
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Nesher Escrow Account	0383		7,513
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / PDI Escrow Account	1876	[5]	1,819
K-V Pharmaceutical Company	12-13347	Commerce Bank / Deposit Account	2433		150
K-V Pharmaceutical Company	12-13347	AMEX Centurion Bank / Certificate of Deposit	8420		75
K-V Pharmaceutical Company	12-13347	Bank of America / Payroll Account	6170		29
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Utility Deposit	0479	[6]	2
Drug Tech Corporation	12-13351	US Bank / DrugTech Custody Account	3256		12
Drug Tech Corporation	12-13351	Wells Fargo Bank/ DrugTech Operating Acct	6823		1
					$39,338

Notes

1 –The Debtors have not included copies of their bank statements or cash disbursement journals due to the voluminous nature of these reports. Copies of the Debtors' bank statements and cash disbursement journals will be provided upon reasonable request in writing to counsel for the Debtors.

2 –The Debtors reconcile their bank accounts on a monthly basis.

3 –The Debtors have excluded accounts with no balance as of the end of the reporting period.

4 –The Debtors' bank balances exclude $181 of outstanding checks.

5 –This account was inadvertently identified in the Debtors' motion to approve continued use of their cash management system as ending in 4187.

6 –The Debtors opened this bank account post-petition on August 28, 2012 in accordance with the order of the Bankruptcy Court, entered on August 23, 2012, that, among other things, established procedures for providing deposits to the Debtors' utility service providers that request adequate assurance of payment and deemed such utility service providers to have adequate assurance of payment.

MOR-2:

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited; Dollars in thousands)

For the Month Ended September 30, 2012 [1]
Net revenues	$3,989
Cost of sales	(9)
Gross profit	3,998

Research and development	914
Selling and administrative	7,079
Operating expenses	7,993
Operating loss	(3,995)

Interest, net and other	0
Reorganization items, net	2,439
Total other expense, net	2,439

Loss from continuing operations before income taxes	(6,434)
Income tax provision	985
Net loss from continuing operations	$(7,419)

Notes

1 - The Debtors prepare their income statement on an accrual basis. Accordingly, the Debtors' Statement of Operations, as set forth in this MOR, reflects the results of the Debtors' operations for the month of September.

MOR-3:

CONSOLIDATED BALANCE SHEET

(Unaudited; Dollars in thousands)

As of September 30,
2012
ASSETS
Current Assets:
Cash and cash equivalents	$29,599
Restricted cash	9,557
Receivables, net	8,176
Inventories, net	4,538
Other current assets	4,180
Income taxes receivable	460
Total Current Assets	56,510
Property and equipment, less accumulated depreciation	1,935
Intangible assets, net	121,318
Other assets	15,639
Total Assets	$195,402

LIABILITIES
LIABILITIES NOT SUBJECT TO COMPROMISE:
Current Liabilities:
Accounts payable	$2,447
Accrued expenses	19,424
Other current liabilities	9,331
Total Current liabilities	31,202
Total Liabilities not subject to compromise	31,202
Total liabilities subject to compromise	673,247
Total Liabilities	704,449

SHAREHOLDERS' DEFICIT
Preferred Stock	0
Class A Common Stock	643
Class B Common Stock	112
Additional paid-in capital	205,729
Accumulated deficit	(658,122)
Less: Treasury stock	(57,409)
Total Shareholders' Deficit	(509,047)
Total Liabilities and Shareholders' Deficit	$195,402

MOR-4:

STATUS OF POST-PETITION TAXES 1, 2

(Dollars in thousands)

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$0	$262	$(262)	$0
FICA-Employee	0	66	(66)	0
FICA-Employer	0	86	(86)	0
Total Federal Taxes	$0	$414	$(414)	$0

State and Local
Withholding	$0	$70	$(70)	$0
Sales Tax	9	0	0	9
Real Property	4	1	0	5
Personal Property	52	0	0	52
Franchise Tax	(36)	20	(1)	(17)
Total State and Local	$29	$91	$(71)	$49
Total Taxes	$29	$505	$(485)	$49

Notes

1 - The Debtors have not annexed copies of tax returns filed with various taxing authorities during the current reporting period to this MOR, nor have they included the Debtors' IRS Form 6123 with this MOR. Copies of such tax returns and IRS Form 6123 will be provided upon reasonable request in writing to counsel for the Debtors.

2 - The Debtors believe they are paying all undisputed taxes and preparing and filing all tax returns when due or obtaining extensions where necessary.

MOR-4 (CON'T):

SUMMARY OF UNPAID POST-PETITION DEBTS 1

(Dollars in thousands)

Description	Amount
0 - 30 days old	$2,440
31+ days old	7
Total Vendor Accounts Payable Post-petition	$2,447

Notes

1 - The Debtors believe they are paying all undisputed post-petition obligations according to terms.

MOR-5:

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(Dollars in thousands)

Description	Amount
0 - 30 days old	$7,823
31 - 60 days old	132
61 - 90 days old	13
90+ days old	909
Total Customer Accounts Receivable	$9,066
Customer Allowances	(890)
Total Accounts Receivable	$8,176

MOR-6:

PAYMENTS TO INSIDERS AND PROFESSIONALS

(Dollars in thousands)

INSIDERS

Name	Type of Payment[1]	Current Month Amount Paid	Total Paid Since August 4, 2012
Christmas, Patrick	Salary/Expenses	$22	$41
Divis, Gregory	Salary/Expenses	31	58
McHugh, Thomas	Salary/Expenses	25	45
Total		$78	$144

Notes

1 – Additional detail concerning payments to the Debtors' insiders will be provided upon reasonable request in writing to counsel for the Debtors.

PROFESSIONALS

Name	Current Month Amount Paid	Total Paid Since August 4, 2012
Houlihan & Lokey Capital, Inc.	$199	$472
Total	$199	$472

MOR-6 (CON'T):

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS1

(Dollars in thousands)

Name of Creditor	Scheduled Monthly Payment Due	Amount Paid During Month
Building lease payable	$42	$42

Total Payments		$42

Notes

1 - The Debtors' schedule of lease payments, as set forth in the MOR, only reflects payments made pursuant to the Debtors' real property lease. Immaterial leases of personal property are not included in this MOR-6.

 MOR-7:

DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wages payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any US Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Explanations

6

Pursuant to various orders entered by the Bankruptcy Court, the Debtors were authorized to pay certain pre-petition employee salary and benefit obligations, as well as certain pre-petition vendor, warehousemen and common carrier obligations. The Bankruptcy Court also approved the Debtors' motion to honor certain prepetition obligations to their customers.

13

The Debtors believe that all undisputed post-petition accounts payable have been and are being paid according to agreed-upon terms specific to each vendor and/or service provider.  Any aged amounts represent items subject to valid disputes and certain items which have been paid subsequent to the end of this reporting period.

MAKENA® PERFORMANCE METRICS

Makena® (hydroxyprogesterone caproate injection) is the Debtors' single-most valuable product. The information below addresses certain key performance metrics related to Makena®. The amounts shown are based on estimates and are subject to change. Gross revenues are preliminary and unaudited, and are not prepared in accordance with GAAP.

Three Months Ended	Gross Revenues ($ in thousands)(1)	Total Prescriptions (2)	Vials Shipped to Customers (3)
9/30/2011	$1,318	1,255	382
12/31/2011	$1,670	1,687	484
3/31/2012	$6,396	2,240	1,854
6/30/2012	$13,393	2,577	3,882
9/30/2012	$13,006	3,046	3,770

Notes:
(1) Amounts shown are estimated based on the number of vials shipped and list price/vial.
(2) Represents total prescriptions reported to the Debtors and does not include cancellations.
(3) Represents paid vials shipped to the Debtors' customers, which include specialty pharmacies and distributors.

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